UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                    INVESTMENT COMPANIES

Investment Company Act file number 811-5270

                         The Dreyfus/Laurel Funds, Inc.,
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year    8/31
end:

Date of reporting      8/31/03
period:



(PAGE)


The following N-CSR relates only to Dreyfus Premier Core Equity Fund, a series of the Registrant, and does not effect the following other series of the
Registrant:



                               Dreyfus Bond Market Index Fund
                             Dreyfus Premier Midcap Stock Fund
                               Dreyfus Disciplined Stock Fund
                          Dreyfus Premier Large Company Stock Fund
                     Dreyfus Institutional Government Money Market Fund
                       Dreyfus Institutional Prime Money Market Fund
                   Dreyfus Institutional U.S. Treasury Money Market Fund
                               Dreyfus Money Market Reserves
                                 Dreyfus Municipal Reserves
                          Dreyfus Premier Tax Managed Growth Fund
                           Dreyfus BASIC S&P 500 Stock Index Fund
                               Dreyfus U.S. Treasury Reserves
                               Dreyfus Premier Balanced Fund
                          Dreyfus Premier Limited Term Income Fund
                            Dreyfus Premier Small Cap Value Fund


                                         FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

                Dreyfus Premier
      Core Equity Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Independent Auditors' Report

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                               Core Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Core Equity Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial adviser, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2003




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

HOW DID DREYFUS PREMIER CORE EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund produced total returns of 1.05% for Class A shares, 0.26% for Class B shares, 0.25% for Class C shares, 1.26% for Class R shares and 0.74% for Class T shares.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S& P 500 Index"), produced a 12.06% total return.(2)

We attribute the fund' s and market's performances to a generally weak stock market during the first half of the reporting period, followed by a sharp upturn in the second half as investors became more optimistic. The fund produced lower returns than the S&P 500 Index, primarily because the market's advance was led by relatively speculative and volatile stocks, not the stocks of the consistent, steadily growing blue-chip companies that the fund prefers.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

We employ a fundamental investment approach, in which we evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and
above-average    growth    potential.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our investment strategy is also based on purchasing growth at a price we consider to be justified by a company's fundamentals. Central to our investment approach is a buy-and-hold strategy, which is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The first half of the reporting period was characterized by a sluggish economy and heightened international tensions, which created caution among investors and generally led to moderate stock-market declines. A brief market rally in November 2002 was led by technology stocks that we consider highly speculative, and the fund's holdings did not participate as strongly, causing its returns to begin to trail its benchmark.

After the war in Iraq began in late March, investors apparently became more optimistic regarding the U.S. economy and corporate earnings. Expectations of stronger economic growth were fueled by the Federal Reserve Board's reduction in short-term interest rates of 25 basis points in late June and the Bush Administration' s stimulative fiscal policies, including reductions in the tax rates for capital gains and dividends.

The stocks that benefited most during the rally continued to be smaller, more speculative technology firms and previously beaten-down telecommunications stocks. High-quality, blue-chip companies that have grown their earnings steadily and consistently across different economic climates also gained value, but not as strongly as their lower-quality counterparts.

For example, the consumer staples group has long represented the fund's largest area of investment, and it enjoyed approximately two years of above-average returns as other market sectors fell sharply. However, consumer staples stocks lagged during the reporting period as traders shifted assets away from relatively conservative issues. These consumer stocks represented the greatest drag on the fund's relative performance. Similarly, the fund's relatively light exposure to the technology sector prevented it from participating fully in that sector's gains. The fund's relative performance also was hindered by its heavier than average exposure to large pharmaceutical companies, which were hurt by concerns that a Medicare prescription benefit might lead to greater pricing pressures. Disappointments in individual stocks included Altria Group, which was hurt by renewed litigation concerns, and Kraft Foods, which lowered its near term growth target due to a more competitive marketplace.

The fund benefited from its avoidance of utilities stocks, which performed relatively poorly. The fund also received positive contributions from individual stocks in a variety of industry sectors, including semiconductor giant Intel, financial conglomerate Citigroup, energy leader Exxon Mobil, beverage producer PepsiCo and retail powerhouse Wal-Mart Stores. Changes to the fund included the addition in December 2002 of luxury-goods purveyor Estee Lauder and the sale of networking equipment-maker Cisco Systems.

WHAT IS THE FUND'S CURRENT STRATEGY?

We remain committed to a long-term perspective and an unwavering focus on quality. In our view, investors' recent preference for more speculative stocks will prove to be temporary, and factors such as the recent reduction of tax rates on dividends should support the stocks of consistently profitable, growing companies. Finally, we believe that our longstanding, conservative approach positions the fund well for the moderate growth, low inflation and low interest rates we currently see ahead.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. RETURN FIGURES ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Equity Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE EQUITY FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                                                   Inception                             From
                                                                                     Date            1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                     9/30/98         (4.75)%          (0.13)%

WITHOUT SALES CHARGE                                                                  9/30/98           1.05%            1.07%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                               4/15/02          (3.74)%         (11.81)%

WITHOUT REDEMPTION                                                                    4/15/02           0.26%           (9.17)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                            4/15/02          (0.75)%          (9.17)%

WITHOUT REDEMPTION                                                                    4/15/02           0.25%           (9.17)%

CLASS R SHARES                                                                        4/15/02           1.26%           (8.30)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                   4/15/02          (3.77)%          (11.75)%

WITHOUT SALES CHARGE                                                                  4/15/02            0.74%           (8.75)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                           The Fund






STATEMENT OF INVESTMENTS

August 31, 2003


COMMON STOCKS--92.7%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.2%

Ford Motor                                                                                       31,045                358,880

BANKING--5.7%

Federal Home Loan Mortgage                                                                       50,000               2,657,500

Federal National Mortgage Association                                                            75,000               4,859,250

SunTrust Banks                                                                                   45,000               2,750,850

                                                                                                                     10,267,600

CAPITAL GOODS--5.4%

Emerson Electric                                                                                 35,000               1,951,600

General Electric                                                                                250,000               7,392,500

Honeywell International                                                                          18,000                 521,820

                                                                                                                      9,865,920

DIVERSIFIED FINANCIALS--5.8%

American Express                                                                                 85,000               3,829,250

Citigroup                                                                                       115,233               4,995,351

J.P. Morgan Chase & Co.                                                                          42,000               1,437,240

Merrill Lynch                                                                                     6,000                 322,680

                                                                                                                     10,584,521

ENERGY--11.1%

BP, ADR                                                                                         120,000               5,006,400

ChevronTexaco                                                                                    48,000               3,497,760

Exxon Mobil                                                                                     250,160               9,431,032

Royal Dutch Petroleum, ADR                                                                       50,000               2,243,500

                                                                                                                     20,178,692

FOOD, BEVERAGE & TOBACCO--15.9%

Altria Group                                                                                    200,000               8,244,000

Anheuser-Busch Cos.                                                                              70,000               3,607,800

Coca-Cola                                                                                       175,000               7,616,000

Kraft Foods                                                                                     100,000               2,970,000

Nestle, ADR                                                                                      55,050               3,024,309

PepsiCo                                                                                          75,000               3,340,500

                                                                                                                     28,802,609

FOOD & STAPLES RETAILING--5.9%

Wal-Mart Stores                                                                                 100,000               5,917,000

Walgreen                                                                                        150,000               4,885,500

                                                                                                                     10,802,500


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--15.2%

Abbott Laboratories                                                                              65,000                2,619,500

Johnson & Johnson                                                                               135,000                6,693,300

Lilly (Eli) & Co.                                                                                70,000                4,657,100

Medco Health Solutions                                                                           12,060  (a)             322,002

Merck & Co.                                                                                     100,000                5,032,000

Pfizer                                                                                          275,850                8,253,432

                                                                                                                      27,577,334

HOTELS RESTAURANTS & LEISURE--.5%

McDonald's                                                                                       40,000                  896,800

HOUSEHOLD & PERSONAL PRODUCTS--5.7%

Colgate-Palmolive                                                                                50,000                2,764,000

Estee Lauder Cos; Cl. A                                                                          30,000                1,034,700

Procter & Gamble                                                                                 75,000                6,546,750

                                                                                                                      10,345,450

INSURANCE--6.0%

American International Group                                                                     52,580                3,132,191

Berkshire Hathaway, Cl. A                                                                            30  (a)           2,273,250

Berkshire Hathaway, Cl. B                                                                             6  (a)              15,180

Marsh & McLennan Cos.                                                                           110,000                5,500,000

                                                                                                                      10,920,621

MEDIA--2.5%

AOL Time Warner                                                                                  22,500  (a)             368,100

Fox Entertainment Group                                                                           5,000  (a)             157,900

McGraw-Hill Cos.                                                                                 55,000                3,355,000

Viacom, Cl. B                                                                                    12,500                  562,500

                                                                                                                       4,443,500

RETAILING--1.0%

Target                                                                                           45,000                1,827,000

SEMICONDUCTORS & EQUIPMENT--4.7%

Intel                                                                                           300,000                8,586,000

SOFTWARE & SERVICES--3.6%

Microsoft                                                                                       250,000                6,630,000

TECHNOLOGY HARDWARE & EQUIPMENT--1.4%

International Business Machines                                                                  30,000                2,460,300

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--.9%

BellSouth                                                                                        26,000                  655,200

SBC Communications                                                                               26,080                  586,539

Verizon Communications                                                                           12,000                  423,840

                                                                                                                       1,665,579

TRANSPORTATION--1.2%

United Parcel Service, Cl. B                                                                     35,000                2,196,600

TOTAL COMMON STOCKS

   (cost $169,953,361)                                                                                               168,409,906
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.4%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News, ADR, Cum., $.4428
   (cost $542,818)                                                                               25,000                 723,000
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--7.9%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     4,815,272  (b)           4,815,272

Dreyfus Institutional Cash Advantage Plus Fund                                                4,815,272  (b)           4,815,272

Dreyfus Institutional Preferred Plus Money Market Fund                                        4,815,272  (b)           4,815,272

TOTAL OTHER INVESTMENTS
   (cost $14,445,816)                                                                                                 14,445,816
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $184,941,995)                                                            101.0%              183,578,722

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.0%)              (1,897,853)

NET ASSETS                                                                                       100.0%              181,680,869

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2(C).



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           184,941,995   183,578,722

Cash                                                                    649,349

Receivable for shares of Capital Stock subscribed                     1,092,129

Dividends and interest receivable                                       348,023

                                                                    185,668,223
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   255,398

Payable for investment securities purchased                           3,552,696

Payable for shares of Capital Stock redeemed                            179,260

                                                                      3,987,354
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      181,680,869
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     185,223,163

Accumulated undistributed investment income--net                        362,963

Accumulated net realized gain (loss) on investments                 (2,541,984)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (1,363,273)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      181,680,869


NET ASSET VALUE PER SHARE

                                          Class A              Class B                Class C          Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                         88,746,243            39,290,050            52,612,648              887            1,031,041

Shares Outstanding                      6,876,051             3,077,111             4,120,175           68.780               80,288
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                            12.91                12.77                  12.77            12.90                12.84

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Fund



STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $22,836 foreign taxes withheld at source)     2,428,904

EXPENSES:

Management fee--Note 2(a)                                            1,288,460

Distribution and service fees--Note 2(b)                               678,254

Loan commitment fees--Note 4                                             1,313

TOTAL EXPENSES                                                       1,968,027

INVESTMENT INCOME--NET                                                 460,877
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (138,012)

Net unrealized appreciation (depreciation) on investments            4,887,852

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,749,840

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,210,717

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2003              2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            460,877              167,415

Net realized gain (loss) on investments          (138,012)          (1,580,342)

Net unrealized appreciation (depreciation)
   on investments                               4,887,852           (4,705,471)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,210,717           (6,118,398)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (153,177)            (180,774)

Class B shares                                   (46,169)                   --

Class C shares                                   (48,391)                   --

Class R shares                                        (5)                   --

Class T shares                                    (1,708)                   --

TOTAL DIVIDENDS                                 (249,450)            (180,774)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 50,842,682          12,115,426

Class B shares                                 33,403,006           8,602,083

Class C shares                                 45,562,692           9,769,931

Class R shares                                         --               1,000

Class T shares                                    708,298             410,704

Dividends reinvested:

Class A shares                                    123,468             170,894

Class B shares                                     30,610                --

Class C shares                                     26,602                --

Class R shares                                          5                --

Class T shares                                      1,680                --

Cost of shares redeemed:

Class A shares                               (11,689,180)         (11,944,003)

Class B shares                                (3,599,845)             (88,286)

Class C shares                                (3,583,011)            (407,450)

Class T shares                                  (126,422)                (200)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           111,700,585           18,630,099

TOTAL INCREASE (DECREASE) IN NET ASSETS      116,661,852           12,330,927
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            65,019,017           52,688,090

END OF PERIOD                                 181,680,869           65,019,017

Undistributed investment income--net              362,963              151,536

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended August 31,
                                               ---------------------------------

                                                     2003              2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     4,125,234              894,931

Shares issued for dividends reinvested              9,933               11,738

Shares redeemed                                 (954,909)            (848,048)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,180,258               58,621
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     2,727,316              651,701

Shares issued for dividends reinvested              2,477                  --

Shares redeemed                                 (297,541)              (6,842)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,432,252              644,859
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     3,703,608             741,635

Shares issued for dividends reinvested              2,152                  --

Shares redeemed                                 (294,199)             (33,021)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,411,561              708,614
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                   68

Shares issued for dividends reinvested               .381                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        .381                   68
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        59,116               31,540

Shares issued for dividends reinvested                135                  --

Shares redeemed                                  (10,488)                 (15)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      48,763               31,525

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON APRIL 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B) DURING THE PERIOD ENDED AUGUST 31, 2003, 19,628 CLASS B SHARES REPRESENTING $249,896 WERE AUTOMATICALLY CONVERTED TO 19,462 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended August 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2003           2002(a)        2001          2000         1999(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.81          14.49          17.68         15.64         12.50

Investment Operations:

Investment income--net(c)                                         .09            .05            .05           .02           .06

Net realized and unrealized
   gain (loss) on investments                                     .04          (1.68)         (3.05)         2.05          3.10

Total from Investment Operations                                  .13          (1.63)         (3.00)         2.07          3.16

Distributions:

Dividends from investment income--net                            (.03)          (.05)          (.02)         (.03)         (.02)

Dividends from net realized
   gain on investments                                             --             --           (.17)           --            --

Total Distributions                                              (.03)          (.05)          (.19)         (.03)         (.02)

Net asset value, end of period                                  12.91          12.81          14.49         17.68         15.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.05(d)      (11.29)(d)     (17.10)        13.22         25.26(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35          1.35          1.24(e)

Ratio of net investment income
   to average net assets                                          .72            .34            .30           .14           .26(e)

Portfolio Turnover Rate                                           .93           9.07           4.07         11.47            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          88,746         47,336         52,688        62,897        50,430

(A)  THE FUND  CHANGED  TO A FIVE  CLASS FUND ON APRIL 15,  2002.  THE  EXISTING
     SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended August 31,
                                                        -----------------------

CLASS B SHARES                                             2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.77        14.62

Investment Operations:

Investment (loss)--net(b)                                  (.00)(c)     (.01)

Net realized and unrealized
   gain (loss) on investments                               .03        (1.84)

Total from Investment Operations                            .03        (1.85)

Distributions:

Dividends from investment income--net                      (.03)        --

Net asset value, end of period                            12.77        12.77
--------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                         .26       (12.65)(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    2.10          .80(e)

Ratio of net investment (loss)
   to average net assets                                   (.03)        (.07)(e)

Portfolio Turnover Rate                                     .93         9.07
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    39,290        8,233

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended August 31,
                                                       -------------------------

CLASS C SHARES                                            2003          2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     12.77        14.62

Investment Operations:

Investment (loss)--net(b)                                 (.00)(c)     (.01)

Net realized and unrealized
   gain (loss) on investments                              .03        (1.84)

Total from Investment Operations                           .03        (1.85)

Distributions:

Dividends from investment income--net                     (.03)         --

Net asset value, end of period                           12.77        12.77
--------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                        .25       (12.65)(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.10          .80(e)

Ratio of net investment (loss)
   to average net assets                                  (.03)        (.08)(e)

Portfolio Turnover Rate                                    .93         9.07
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   52,613        9,046

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended August 31,
                                                       -------------------------

CLASS R SHARES                                            2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     12.81         14.62

Investment Operations:

Investment income--net(b)                                  .11           .03

Net realized and unrealized
   gain (loss) on investments                              .05         (1.84)

Total from Investment Operations                           .16         (1.81)

Distributions:

Dividends from investment income--net                     (.07)           --

Net asset value, end of period                           12.90         12.81
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          1.26        (12.38)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.13          .42(c)

Ratio of net investment income
   to average net assets                                   .93          .23(c)

Portfolio Turnover Rate                                    .93         9.07
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        1            1

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended August 31,
                                                      --------------------------

CLASS T SHARES                                           2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    12.79       14.62

Investment Operations:

Investment income--net(b)                                 .06         .01

Net realized and unrealized
   gain (loss) on investments                             .03       (1.84)

Total from Investment Operations                          .09       (1.83)

Distributions:

Dividends from investment income--net                    (.04)        --

Net asset value, end of period                          12.84       12.79
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       .74      (12.52)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.60         .61(d)

Ratio of net investment income
   to average net assets                                  .47         .13(d)

Portfolio Turnover Rate                                   .93        9.07
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   1,031         403

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Core Equity Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Class R shares of the fund.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy


                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $362,963, accumulated capital losses $2,541,984 and unrealized depreciation $1,363,273.

The accumulated capital loss carryover is available is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $69,610 of the carryover expires in fiscal 2009, $1,191,615 expires in fiscal 2010 and $1,280,759 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2003 and August 31, 2002, were as follows: ordinary income $249,450 and $180,774, respectively.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Investment management fee: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, com-mitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors
(including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended August 31, 2003, the Distributor retained $124,421 and $1,283 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $61,269 and $19,028 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $163,198, $175,366, $208,322 and $1,736, respectively, pursuant to their respective Plans. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $58,455, $69,441 and $1,736, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees of the underlying Money Market Funds have been waived by Dreyfus. During the period ended August 31, 2003, the fund derived $138,529 in income from these investments, which is included in dividend income in the fund's Statement of Operations.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $109,591,569 and $984,079, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $184,941,995; accordingly, accumulated net unrealized depreciation on investments was $1,363,273, consisting of $7,754,634 gross unrealized appreciation and $9,117,907 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Equity Fund (the "Fund" ) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Equity Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG
New York, New York

October 8, 2003



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 97.15% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Allegheny College, Trustee

*    Pittsburgh Ballet Theatre, Trustee

*    American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

*    CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

*    Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    BDML Holdings, an insurance company, Chairman of the Board

*    Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (53)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Principal,   Watson  Ventures,  Inc.,  a  real  estate  investment  company
     (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    American Express Centurion Bank, Director

*    The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

*    National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Boston College, Trustee

*    The Greater Boston Chamber of Commerce, Director

*    The First Albany Companies, Inc., an investment bank, Director

*    Mass Development, Director

*    Commonwealth Institute, Director

*    Efficacy Institute, Director

*    PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of Dreyfus, and an officer of 95 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 84 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES


                  For More Information

                        Dreyfus Premier
                        Core Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  047AR0803

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Equity Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:


             Dreyfus Premier   Standard & Poor's 500
  PERIOD    Core Equity Fund     Composite Stock
            (Class A shares)      Price Index *

 9/30/98         9,427               10,000
 8/31/99         11,808              13,138
 8/31/00         13,369              15,281
 8/31/01         11,083              11,555
 8/31/02         9,832               9,477
 8/31/03         9,935               10,620







* Source: Lipper Inc.


ITEM 2.      CODE OF ETHICS.

     The   Registrant  has  adopted  a  code  of  ethics  that  applies  to  the
Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]



(PAGE)



ITEM 7.  DISCLOSURE OF PROXY VOTING  POLICIES AND PROCEDURES FOR CLOSED-END
                MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.



(PAGE)


                                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc. -
Dreyfus Premier Core Equity Fund


By:   /s/Stephen E. Canter
       ____________________
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Stephen E. Canter
      ______________________
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                       EXHIBIT INDEX

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)